UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
August 2, 2005
VIRBAC CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	0-24312	43-1648680
(State of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)
3200 Meacham Boulevard
Fort Worth, Texas 76137
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (817) 831-5030
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1-Registrant’s Business and Operations
Item 1.01 Entry into a Material Definitive Agreement.
Amendments of Notes with Virbac S.A.
     Virbac Corporation, a Delaware corporation (the “Company”), has recently executed three amendments to its outstanding notes payable to its indirect 60% parent, Virbac, S.A., a French corporation (“VBSA”). On August 2, 2005, the Company and its wholly-owned subsidiaries, PM Resources, Inc., a Missouri corporation, St. JON Laboratories, Inc., a California corporation, Francodex Laboratories, Inc., a Kansas corporation, Virbac AH, Inc., a Delaware corporation, and Delmarva Laboratories, Inc., a Virginia corporation (collectively, the “Borrowers”), entered into a Second Amendment (the “April 9th Amendment”) to Secured Subordinated Promissory Note dated as of April 9, 2004 (the “April 9th Note”) with VBSA. The April 9th Amendment extended the maturity date of the April 9th Note from October 9, 2005 to October 9, 2006, and reduced the base interest rate due thereunder from 5.5% to 5.0% per annum.
     On August 2, 2005, the Borrowers entered into a Second Amendment (the “April 29th Amendment”) to Secured Subordinated Promissory Note dated as of April 29, 2004 (the “April 29th Note”) with VBSA. The April 29th Amendment extended the maturity date of the April 29th Note from October 9, 2005 to October 9, 2006, and reduced the base interest rate due thereunder from 5.5% to 5.0% per annum.
     On August 2, 2005, the Borrowers entered into a Second Amendment (the “June 3rd Amendment”) to Secured Subordinated Promissory Note dated as of June 3, 2004 (the “June 3rd Note”) with VBSA. The June 3rd Amendment extended the maturity date of the June 3rd Note from October 9, 2005 to April 9, 2006, and reduced the base interest rate due thereunder from 5.5% to 5.0% per annum.
Revolving Credit Note and Amendment of Credit Agreement
     On August 22, 2005, the Borrowers entered into a Revolving Credit Note with First Bank, a Missouri state banking corporation (the “Revolving Note”). The Revolving Note is a renewal, restatement and continuation of the obligation evidenced by the Revolving Credit Note dated May 6, 2005, payable by the Borrowers to First Bank. Under the Revolving Note, First Bank has agreed to lend the Borrowers up to $15 million dollars, and the Borrowers have agreed to be jointly and severally liable for principal and interest accruing on such principal outstanding. A copy of the Revolving Note is being furnished as Exhibit 10.4 to this Current Report on Form 8-K.
     On August 22, 2005, the Borrowers and First Bank entered into an Eighth Amendment (the “Eighth Amendment”) to Credit Agreement dated September 7, 1999 (the “Credit Agreement”). Key terms of the Eighth Amendment include providing an aggregate borrowing facility of $15.0 million, setting the interest rate at prime plus 1/2%, requiring compliance with certain key financial covenants, extending the maturity date to September 30, 2006, and waiving existing events of default under the Credit Agreement. Approximately $9.0 million is currently outstanding under the Revolving Note and the amended Credit Agreement.

Item 1.02 Termination of a Material Definitive Agreement.
     On August 22, 2005, the Company and its lenders terminated the Forbearance Agreement dated April 9, 2004, as amended (the “Forbearance Agreement”), related to the Company’s Credit Agreement. Under the key terms of the Forbearance Agreement the lenders agreed to not (i) file or join in the filing of any involuntary petitions in bankruptcy with respect to the Company; (ii) seek to collect or enforce against the Company by litigation or other legal proceedings any payment or other obligation due under the Credit Agreement; or (iii) exercise or enforce any right or remedy against the Company to which the lenders would be entitled by reason of any event of default under the terms of the Credit Agreement. The Forbearance Agreement was terminated in connection with the execution of the Eighth Amendment, as the Company believes it is currently in compliance with all covenants contained in the amended Credit Agreement.
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of the Registrant.
See Item 1.01 “Entry into a Material Definitive Agreement.”
Section 9-Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits.
     (c) Exhibits.
10.1	Second Amendment to Secured Subordinated Promissory Note Dated as of April 9, 2004 by and among Virbac Corporation, PM Resources, Inc., St. JON Laboratories, Inc., Francodex Laboratories, Inc., Virbac AH, Inc., Delmarva Laboratories, Inc., and Virbac, S.A., dated August 2, 2005, filed as Exhibit 10.41 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2004, and incorporated herein by reference (File No. 000-24312).

10.2	Second Amendment to Secured Subordinated Promissory Note Dated as of April 29, 2004 by and among Virbac Corporation, PM Resources, Inc., St. JON Laboratories, Inc., Francodex Laboratories, Inc., Virbac AH, Inc., Delmarva Laboratories, Inc., and Virbac, S.A., dated August 2, 2005, filed as Exhibit 10.42 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2004, and incorporated herein by reference (File No. 000-24312).

10.3	Second Amendment to Secured Subordinated Promissory Note Dated as of June 3, 2004 by and among Virbac Corporation, PM Resources, Inc., St. JON Laboratories, Inc., Francodex Laboratories, Inc., Virbac AH, Inc., Delmarva Laboratories, Inc., and Virbac, S.A., dated August 2, 2005, filed as Exhibit 10.43 to the Company’s Annual Report on Form 10-K for the year ended

		December 31, 2004, and incorporated herein by reference (File No. 000-24312).

*	10.4	Revolving Credit Note, by and among Virbac Corporation, PM Resources, Inc., St. JON Laboratories, Inc., Francodex Laboratories, Inc., Virbac AH, Inc., Delmarva Laboratories, Inc., and First Bank, dated August 22, 2005.

	10.5	Eighth Amendment to Credit Agreement by and among Virbac Corporation, PM Resources, Inc., St. JON Laboratories, Inc., Francodex Laboratories, Inc., Virbac AH, Inc., Delmarva Laboratories, Inc., and First Bank, dated August 22, 2005, filed as Exhibit 10.26 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2004, and incorporated herein by reference (File No. 000-24312).

*	Filed herewith.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
VIRBAC CORPORATION

Date: September 14, 2005	By:	/s/ Jean M. Nelson
Jean M. Nelson
Executive Vice-President and Chief Financial Officer

EXHIBIT INDEX
Exhibit No. Description

10.1	Second Amendment to Secured Subordinated Promissory Note Dated as of April 9, 2004 by and among Virbac Corporation, PM Resources, Inc., St. JON Laboratories, Inc., Francodex Laboratories, Inc., Virbac AH, Inc., Delmarva Laboratories, Inc., and Virbac, S.A., dated August 2, 2005, filed as Exhibit 10.41 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2004, and incorporated herein by reference (File No. 000-24312).

10.2	Second Amendment to Secured Subordinated Promissory Note Dated as of April 29, 2004 by and among Virbac Corporation, PM Resources, Inc., St. JON Laboratories, Inc., Francodex Laboratories, Inc., Virbac AH, Inc., Delmarva Laboratories, Inc., and Virbac, S.A., dated August 2, 2005, filed as Exhibit 10.42 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2004, and incorporated herein by reference (File No. 000-24312).

10.3	Second Amendment to Secured Subordinated Promissory Note Dated as of June 3, 2004 by and among Virbac Corporation, PM Resources, Inc., St. JON Laboratories, Inc., Francodex Laboratories, Inc., Virbac AH, Inc., Delmarva Laboratories, Inc., and Virbac, S.A., dated August 2, 2005, filed as Exhibit 10.43 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2004, and incorporated herein by reference (File No. 000-24312).

*10.4	Revolving Credit Note, by and among Virbac Corporation, PM Resources, Inc., St. JON Laboratories, Inc., Francodex Laboratories, Inc., Virbac AH, Inc., Delmarva Laboratories, Inc., and First Bank, dated August 22, 2005.

10.5	Eighth Amendment to Credit Agreement by and among Virbac Corporation, PM Resources, Inc., St. JON Laboratories, Inc., Francodex Laboratories, Inc., Virbac AH, Inc., Delmarva Laboratories, Inc., and First Bank, dated August 22, 2005, filed as Exhibit 10.26 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2004, and incorporated herein by reference (File No. 000-24312).

*	Filed herewith.